UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2023

Stride, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11720 Plaza America Drive, 9th Floor, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Stride, Inc. (the “Company”) was held on December 7, 2023.  The Company previously filed with the Securities and Exchange Commission a definitive proxy statement and related materials pertaining to this meeting, which describe in detail each of the five proposals submitted to stockholders at the meeting.  The final results for the votes regarding each proposal are set forth below.

Proposal 1:  Election of Directors

The ten nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until such time as their respective successors are elected and qualified or their earlier resignation, death, or removal from office. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Aida M. Alvarez	34,753,849	1,895,647	1,979,998
Craig R. Barrett	34,596,394	2,053,102	1,979,998
Robert L. Cohen	35,328,936	1,320,560	1,979,998
Steven B. Fink	34,969,108	1,680,388	1,979,998
Robert E. Knowling, Jr.	35,940,426	709,070	1,979,998
Allison Lawrence	36,462,830	186,666	1,979,998
Liza McFadden	34,527,265	2,122,231	1,979,998
James J. Rhyu	36,397,017	252,479	1,979,998
Ralph Smith	36,094,200	555,296	1,979,998
Joseph A. Verbrugge	36,292,534	356,962	1,979,998

Proposal 2:  Ratification of Appointment of Independent Auditor

The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 was ratified with 36,960,473 votes for, 1,282,500 votes against, 386,521 abstentions, and no broker non-votes.

Proposal 3:  Advisory Vote to Approve Named Executive Officer Compensation

The compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement, was approved on an advisory basis (non-binding). There were 33,715,882 votes for, 2,519,857 votes against, 413,757 abstentions, and 1,979,998 broker non-votes.

Proposal 4:  Advisory Vote on the Frequency of Future Advisory Votes to Approve Named Executive Officer Compensation

A frequency of one year was approved on an advisory basis (non-binding) as the recommended frequency of future advisory votes to approve executive compensation (“Say on Pay”) with 33,207,569 votes for one year, 8,037 votes for two years, 3,059,665 votes for three years, 374,225 abstentions, and 1,979,998 broker non-votes.

Based on these voting results, the Board of Directors of the Company has determined that the Company will hold future Say on Pay votes every year, until the next required advisory vote on the frequency of Say on Pay.

Proposal 5:  Stockholder Proposal regarding a Report on Lobbying

The stockholder proposal regarding a report on lobbying activities and expenditures was not approved. There were 17,857,527 votes for, 18,249,329 votes against, 542,640 abstentions, and 1,979,998 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stride, Inc.

Date: December 7, 2023	By: /s/Vincent W. Mathis
	Name:	Vincent W. Mathis
	Title:	Executive Vice President, General Counsel and Secretary